UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT

PURSUANT TO SECTION 14A
of the
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒  Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only [as permitted by Rule 14a-6(e)(2)]
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12

 ULTRAGUARD WATER SYSTEMS CORP.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange
Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction: 0
5) Total fee paid: $0.00

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid:
2) Form, Schedule or Registration No.:
3) Filing Party:
4) Date Filed:

ULTRAGUARD WATER SYSTEMS CORP.
914 Sherwood Avenue
Coquitlam, British Columbia V3K 1A6 Canada
Telephone (604) 540-8282

May 12, 2005

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of ULTRAGUARD WATER SYSTEMS CORP. to be held at 10:00 a.m. on Monday June 13, 2005 at the Best Western Coquitlam Inn 319 North Road, Coquitlam, Burnaby British Columbia V3K 3V8 in Coquitlam Room. The phone number for the Best Western Coquitlam Inn is 1-800-668-3383 or 1-604-202-6779.

The accompanying Notice of Special Meeting and Proxy Statement describe the specific matters that will be acted upon. In addition to these matters, we will report on our progress and provide an opportunity for questions of general interest to our stockholders.

Thank you.

Sincerely,

/S/ Ken Fielding
Ken Fielding
President and Chief Executive Officer

ULTRAGUARD WATER SYSTEMS CORP.
914 Sherwood Avenue
Coquitlam, British Columbia V3K 1A6 Canada
Telephone (604) 540-8282

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Notice is hereby given that a Special Meeting of Stockholders of UltraGuard Water Systems Corp., (“Corporation”) will be held at 10:00 a.m. on Monday June 13th, 2005 at the Best Western Coquitlam Inn 319 North Road, Coquitlam, Burnaby British Columbia V3K 3V8 in Coquitlam Room. The phone number for the Best Western Coquitlam Inn is 1-800-668-3383 or 1-604-202-6779.

At the Special Meeting, stockholders will vote on the following matters:

(1) Amending the Corporation’s Articles of Incorporation to change the name of the Corporation from UltraGuard Water Systems Corp., to Creative Eateries Corporation and approving the required amendment to the Articles of Incorporation and other actions necessary to complete the change of name.

(2) Authorizing the Corporation’s board of directors to effect a one-for-one hundred (1:100) reverse split of the Corporation’s issued and outstanding common stock.

Information regarding the above matters is set forth in the Proxy Statement that accompanies this notice.

The board of directors of the Corporation has fixed the close of business on May 23, 2005, as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting. A complete list of the stockholders entitled to notice of and to vote at the Special Meeting will be maintained at the Corporation’s principal executive offices during ordinary business hours for a period of ten days prior to the Special Meeting. The list will be open to the examination of any stockholder for any purpose germane to the Special Meeting during this time. The stockholders list will also be produced at the time and place of the Special Meeting and will be open during the whole time thereof.

By Order of the Board of Directors

/S/ Ken Fielding
Ken Fielding, President and Chief Executive Officer

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED. FOR NON-U.S. SHAREHOLERS, PLEASE RETURN YOUR EXECUTED PROXY BY FAX TO WEST COAST STOCK TRANSFER INC, ATTN: SARAH RINAS, AT (604) 601-6811. THE PHONE NUMBER OF THE TRANSFER AGENT IS (604) 682-2556. IF YOU DO ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

ULTRAGUARD WATER SYSTEMS CORP.
914 Sherwood Avenue
Coquitlam, British Columbia V3K 1A6 Canada
Telephone (604) 540-8282

SPECIAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Special Meeting of Stockholders of UltraGuard Water Systems Corp. (“Corporation”) to be held on Monday, June 13th, 2005 at 10:00 a.m. local time at the Best Western Coquitlam Inn 319 North Road, Coquitlam, Burnaby British Columbia V3K 3V8 in the Coquitlam Room and at any and all adjournments thereof. The phone number for the Best Western Coquitlam Inn is 1-800-668-3383 or 1-604-202-6779. The accompanying proxy is solicited by the board of directors of the Corporation and is revocable by the stockholder anytime before it is voted. For more information concerning the procedure for revoking the proxy, see “Solicitation Procedures.” This Proxy Statement is first being mailed to stockholders on or about May 13, 2005.

MATTERS TO BE CONSIDERED AT THE MEETING

Stockholders will be asked to consider and act upon three proposals at the Special Meeting.

The first proposal is to change the name of the Corporation from UltraGuard Water Systems Corp. to Creative Eateries Corporation. The primary purpose of such a change is to move away from the identification of the Corporation with water purification services and innovative technologies and establish a new identity specific to restaurant services and franchising opportunities offered by the Corporation.

The second proposal is for the consolidation of the Corporation’s capital structure through effecting a one-for-one hundred (1:100) reverse split of its common stock. The proposed action is intended to make the Corporation’s stock price and capital structure more attractive to prospective funding and new business opportunities. The par value of the Corporation’s common shares would remain the same.

RECORD DATE

The Corporation's securities entitled to vote at the Special Meeting consist of common stock, par value $0.001 per share. Only stockholders of record at the close of business on May 23, 2005 are entitled to notice of and to vote at the Special Meeting. At the record date, the Corporation had outstanding 59,049,806 shares of common stock which were owned by approximately 217 stockholders of record. Each holder of record of common stock on the record date is entitled to one vote per share on the proposals presented at the Special Meeting, exercisable in person or by proxy. The holders of record of common stock on the record date will be entitled to one vote per share on all matters presented to the stockholders.

On the record date, the Corporation’s directors and officers beneficially owned 5,751,325 shares of common stock.

Properly executed proxies received in time for the Special Meeting will be voted. Stockholders are urged to specify their choices on the proxy, but if no choice is specified, eligible shares will be voted FOR the amendment to change the Corporation’s name from UltraGuard Water Systems Corp. to Creative Eateries Corporation, FOR the proposal to effect a one-for-one hundred (1:100) reverse split of the Corporation’s common stock. At the date of this Proxy Statement, management of the Corporation knows of no other matters that are likely to be brought before the Special Meeting. However, if any other matters should properly come before the Special Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

QUORUM AND VOTES REQUIRED

The holders of a majority of the total shares of common stock issued and outstanding at the close of business on the record date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting. If there are not sufficient votes in attendance at the meeting in person or by proxy for approval of any matters to be voted upon at the Special Meeting, the Special Meeting may be adjourned to permit further solicitation of proxies. Assuming a quorum is present, the affirmative vote of a majority of the total shares of common stock present in person or represented by proxy and entitled to vote at the Special Meeting is required for the approval of any proposal to be voted upon at the Special Meeting.

Shares abstaining or withheld from voting, as well as broker “non-votes,” are counted as shares represented at the Special Meeting in order to determine a quorum, but will not be counted as votes cast in favor of the proposals. Therefore, abstentions and votes withheld, as well as broker “non-votes,” will have the effect of a vote against the proposals. The term broker “non-votes” refers to shares held by brokers and other nominees or fiduciaries that are present at the Special Meeting, but are not voted on a particular matter because those persons are precluded from exercising their voting authority because of the matter's non-routine matter.

SOLICITATION PROCEDURES

Proxies will be solicited primarily by mail. However, in addition to the use of the mails, proxies may be personally solicited by directors, officers or regular employees of the Corporation (who will not be compensated separately for their services) by mail, telephone, telegraph, cable, or personal discussion. The Corporation will also request banks, brokers, and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of stock held of record by such persons and request authority for the execution of proxies. The Corporation will reimburse such entities for reasonable out-of-pocket expenses incurred in handling proxy materials for the beneficial owners of the Corporation’s common stock. The costs of soliciting proxies will be paid by the Corporation (estimated to be under $6,000).

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by delivering to the secretary of the Corporation a written notice of revocation bearing a later date than the proxy, by duly executing a subsequent proxy relating to the same shares, or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not in itself constitute revocation of a proxy unless the stockholder votes their shares of common stock in person at the Special Meeting. Any notice revoking a proxy should be sent to West Coast Stock Transfer Inc, Attn. Sarah Rinas, 311 – 850 West Hastings Street, Vancouver British Columbia or forwarded by facsimile to (604) 601-6811. Please complete, date, sign and return the accompanying proxy promptly.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THE CORPORATION URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY, NO MATTER HOW LARGE OR SMALL YOUR HOLDING MAY BE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of the Corporation’s common stock as of April 29, 2005 with respect to: (i) each person known to the Corporation to be the beneficial owner of more than five percent of the Corporation’s common stock; (ii) all directors; and (iii) directors and executive officers of the Corporation as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of April 29, 2005, there were 59,049,806 shares of common stock issued and outstanding.

TITLE OF CLASS	NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP	PERCENT OF CLASS
Common Stock ($0.001 par value)	Kenneth E. Fielding Chief Executive Officer/Director 914 Sherwood Avenue Coquitlam British Columbia Canada V3K 1A6	2,753,104*	4.66%
Common Stock ($0.001 par value)	John R. Gaetz Secretary/Treasurer/Director 914 Sherwood Avenue Coquitlam British Columbia Canada V3K 1A6	2,748,221**	4.65%
Common Stock ($0.001 par value)	Carmel International SA Loyalist Plaza Don Mackay Boulevard Marsh Harbor Abaco, Bahamas	5,654,000	9.74%
Common Stock ($0.001 par value)	Collingham Investments SA Loyalist Plaza Don Mackay Boulevard Marsh Harbor Abaco, Bahamas	5,855,476	9.92%

Common Stock ($0.001 par value)	Erin Strench, Director 914 Sherwood Avenue Coquitlam British Columbia Canada V3K 1A6	250,000	0.42%
Common Stock ($0.001 par value)	Kerrington Corporation Loyalist Plaza Don Mackay Boulevard Marsh Harbor Abaco, Bahamas	5,975,238	9.95%
Common Stock ($0.001) par value	Directors and Executive Officers as a Group (2)	5,751,325	9.74%

EXECUTIVE COMPENSATION

No compensation in excess of $100,000 was awarded to, earned by, or paid to any executive officer or employee of the Corporation during the years 2001, 2000 and 1999. The following table and the accompanying notes provide summary information for each of the last three fiscal years concerning cash and non-cash compensation paid or accrued by the Corporation's chief executive officers current and past officers over the last three years.

SUMMARY COMPENSATION TABLE
		Annual Compensation			Long Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Award(s) ($)	Securities Underlying Options SARs(#)	LTIP payouts ($)	All Other Compensation ($)
Ken Fielding Chief Executive Officer	2004 2003 2002	72,000* 75,618** 36,927***	- - -	- 40,560** -	- 1,200,000** --	25,000 - -	- - -	- - -

* The $72,000 due to Mr. Fielding for services rendered was accrued by the Corporation and has not been paid to date.
** The $75,618 due to Mr. Fielding for services rendered is the sum of $40,560 paid as 1,200,000 restricted shares and $35,058 accrued by the Corporation that has not been paid to date
*** The $36,927 due to Mr. Fielding for services rendered

COMPENSATION OF DIRECTORS

The Corporation’s directors are not compensated for their services as directors.

PROPOSAL ONE

CHANGING THE CORPORATION’S NAME FROM ULTRAGUARD WATER SYSTEMS CORP. TO CREATIVE EATERIES CORPORATION.

INTRODUCTION

The Corporation’s board of directors has adopted a resolution, subject to stockholder approval, to amend the Corporation’s Articles of Incorporation to effect a change of the Corporation’s name from UltraGuard Water Systems Corp. to Creative Eateries Corporation.

REASONS FOR PROPOSED NAME CHANGE

The primary purpose of such a change is to move away from the identification of the Corporation with water purification services and innovative technologies and establish a new identity specific to restaurant services and franchising opportunities offered by the Corporation.

IMPLEMENTATION OF THE PROPOSED NAME CHANGE

The name change will be implemented by effecting an amendment to the Corporation’s Articles of Incorporation dated June 21, 1990 replacing the current Article One with a new Article One as follows:

ARTICLE ONE. (NAME). The name of the corporation is: CREATIVE EATERIES CORPORATION

The proposed Amendment to the Articles of Incorporation is attached as Exhibit A hereto.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL TO CHANGE THE NAME OF THE CORPORATION FROM ULTRAGUARD WATER SYSTEMS CORP. TO CREATIVE EATERIES CORPORATION.

PROPOSAL TWO

INTRODUCTION

The Corporation’s board of directors has adopted a resolution, subject to stockholder approval, to effect a one-for-one hundred (1:100) reverse stock split of the Corporation’s common stock. The effect of the proposed reverse split upon holders of common stock will be that the total number of shares of the Corporation’s common stock held by each stockholder will be automatically converted into that number of whole shares of common stock equal to the number of shares of common stock owned immediately prior to the reverse split divided by one hundred, adjusted, as described below, for any fractional shares.

Should the proposal be adopted by the Corporation’s stockholders, each stockholder’s percentage ownership interest in the Corporation and proportional voting power will remain unchanged, except for minor differences resulting from adjustments for fractional shares. The rights and privileges of the holders of shares of common stock will be substantially unaffected by the adoption of the proposal.

No certificates or script representing fractional shares of the Corporation’s common stock will be issued to stockholders as a result of the reverse split. All fractional shares for one half share or more will be increased to the next higher whole number of shares and all fractional shares of less than one-half share will be decreased to the next lower whole number of shares, respectively.

REASONS FOR THE REVERSE SPLIT

The primary purpose of a reverse stock split is to combine the outstanding shares of common stock so that the common stock outstanding after the reverse split trades at a significantly higher price per share than it did before the reverse split.

The closing bid price for the common stock on April 28, 2005, was $0.02 per share. The Over the Counter Bulletin Board does not require any minimum share price for shares to be quoted on it. However, the Corporation believes that such a low quoted market price per share

- may discourage potential new investors,
- increases market price volatility and
- reduces the liquidity of the common stock.

The Corporation believes that the current per share price level of our common stock has reduced the effective marketability of the shares because many leading brokerage firms are reluctant to recommend low priced stock to their clients. Some investors view low-priced stock as unattractive because of the greater trading volatility sometimes associated with these stocks. In addition, a variety of brokerage house policies and practices relating to the payment of brokerage commissions make the handling of low priced stocks unattractive to brokers from an economic standpoint.

In addition, since brokerage commissions on low-priced stock are generally higher as a percentage of the stock price than commissions on higher priced stock, the current share price of the common stock means that stockholders are paying higher transaction costs than they would pay if the share price were substantially higher. The relatively high commission costs also may limit the willingness of institutions to purchase the common stock at its current low share price.

For all the above reasons, the Corporation believes that a reverse stock split is in the best interests of both the Corporation and its stockholders. The Corporation expects that after a reverse stock split, the common stock will trade at a price significantly higher than the current market price of the common stock. However, the Corporation cannot give any assurance that it will trade at one hundred times the market price before the reverse stock split.

IMPLEMENTATION OF THE REVERSE SPLIT

The reverse split would be accomplished upon providing notice to the Secretary of State of the State of Nevada as to the stockholders consent to the proposed reverse split as follows:

“At 5.00 p.m. Pacific Time, on the date of the filing of these Articles of Amendment to the Articles of Incorporation, all outstanding shares of common stock held by each holder of record on such date shall be automatically combined at the rate of one-for-one hundred

(1:100) without any further action on the part of the holders thereof or this Corporation. No fractional shares will be issued. All fractional shares for one-half share or more shall be increased to the next higher whole number of shares and all fractional shares of less than one-half share shall be decreased to the next lower whole number of shares, respectively.”

Assuming the reverse split is approved by the stockholders at the Special Meeting, notice will be filed with the Secretary of State of the State of Nevada, and the reverse split will become effective as of 5:00 p.m., Pacific Time, on the date of such notice. The Corporation expects that such notice will take place on the date the Special Meeting is held. The reverse split may be abandoned by the board of directors at any time before or after the Special Meeting should this proposal not be approved by the stockholders. The shares of common stock held by stockholders of record will be converted at 5:00 p.m., Pacific Time, on the date of filing the notice without any further action on the part of the Corporation or the stockholders, into that number of whole shares of new common stock equal to the number of shares owned immediately prior to the reverse split divided by fifty, adjusted for any fractional shares. The proposed notice as included in an Amendment to the Articles of Incorporation is attached as Exhibit A hereto.

DISSENTER’S RIGHTS

Stockholders have no right under Nevada law or under the Corporation’s Articles of Incorporation or Bylaws to dissent from the reverse split, or to dissent from the rounding to the nearest whole share of any fractional share resulting from the reverse split in lieu of issuing fractional shares.

PRINCIPAL EFFECTS OF THE PROPOSED REVERSE SPLIT

On the date of filing the notice with the Secretary of State of the State of Nevada, the interest of each stockholder of record who owns fewer than on hundred shares of common stock will thereby be terminated, and he or she will have no right to vote as a stockholder or share in the assets or any future earnings of the Corporation.

The Corporation currently has an authorized capitalization of 100,000,000 shares of common stock, par value $0.001 per share. The reverse split of the Corporation’s common stock will not reduce the number of authorized common shares or alter the par value. As of April 29, 2005, the Corporation has 59,049,806 shares of common stock issued and outstanding. Based on the Corporation’s best estimates, the aggregate number of shares of common stock that will be issued and outstanding following the reverse split will be 590,498.

The common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as a result, the Corporation is subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse split will not affect the registration of the common stock under the Exchange Act or the listing of the common stock on the Over the Counter Bulletin Board system.

Should the proposal be approved, the reverse split will result in some stockholders owning “odd-lots” of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

EXCHANGE OF CERTIFICATES

Should the proposal to implement the reverse split be adopted, stockholders will be required to exchange their existing stock certificates for new certificates representing post reverse shares of common stock. Stockholders of record on the date on which notice of the reverse split is filed will be furnished with the necessary materials and instructions for the surrender and exchange of share certificates at the appropriate time by the Corporation’s transfer agent. Stockholders will not have to pay a transfer fee or other fee in connection with the exchange of certificates. Stockholders should not submit any certificates until requested to do so.

FEDERAL TAX CONSEQUENCES

The following description of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the “Code”), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. This discussion is for general information only and does not discuss consequences, which may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers or insurance companies). Stockholders are urged to consult their own advisors to determine the particular consequences to them.

The exchange of shares of common stock for shares of post reverse common stock will not result in recognition of gain or loss. The holding period of the shares of post reverse common stock will include the shareholder’s holding period for the shares of common stock exchanged therefore, provided that the shares of common stock were held as a capital asset. The adjusted basis of the shares of post reverse common stock will be the same as the adjusted basis of the shares of common stock exchanged therefore.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL TO IMPLEMENT THE PROPOSED REVERSE SPLIT.

WHERE YOU CAN FIND MORE INFORMATION

The Corporation is subject to the reporting requirements of the Exchange Act and files reports, proxy statements and other information with the Securities and Exchange Commission (“Commission”). You may read and copy any material the Corporation files with the Commission at its public reference rooms. Please call the Commission at 1-800-SEC-0330 for further information on the public reference rooms. The Corporation’s public filings are also available to the public from commercial document retrieval services and at the web site maintained by the Commission at http://www.sec.gov.

The Commission allows the Corporation to “incorporate by reference” into this document. This means that the Corporation can disclose important information to you by referring you to another document filed separately with the Commission. The information incorporated by reference is deemed to be part of this document, except for any information superseded by information in this document. This document incorporates by reference the documents set forth below that the Corporation has previously filed with the Commission. These documents contain important information about the Corporation and its finances.

1. The Corporation’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004; and

The Corporation is incorporating by reference additional documents that it may file with the Commission between the date of this document and the date of the Special Meeting. You can obtain copies of the Corporation’s Annual Report as well as any of the other incorporated documents. The Corporation will send you the documents incorporated by reference without charge. Stockholders may obtain documents incorporated by reference in this document by requesting them in writing or by telephone from Ken Fielding, ULTRAGUARD WATER SYSTEMS CORP., 914 Sherwood Avenue, Coquitlam, British Columbia V3K 1A6 Canada, Telephone (604) 540-8282

Should you wish to request documents the Corporation may subsequently file with the Commission before the Special Meeting, please do so by May 20, 2005 so that the documents can be provided to you prior to the Special Meeting.

STOCKHOLDER PROPOSALS

Stockholders interested in submitting a proposal for inclusion in the proxy materials for the Corporation’s Annual Meeting of stockholders in 2005 may do so by following the procedures prescribed in Rule 14a-8 of the Exchange Act. To be eligible for inclusion, stockholder proposals must be received by the Corporation’s corporate secretary no later than May 14, 2005. All proposals and nominations should be directed to the corporate secretary, ULTRAGUARD WATER SYSTEMS CORP., 914 Sherwood Avenue, Coquitlam, British Columbia V3K 1A6 Canada, Telephone (604) 540-8282. The Corporation urges stockholders that any stockholder proposals or nominations be sent certified mail, return-receipt requested.

OTHER MATTERS

The board of directors is not aware of any other matters to be presented for action at the meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. FOR NON-U.S. SHAREHOLERS, PLEASE RETURN YOUR EXECUTED PROXY BY FAX TO WEST COAST STOCK TRANSFER INC, ATTN: SARAH RINAS, AT (604) 601-6811. THE PHONE NUMBER OF THE TRANSFER AGENT IS (604) 682-2556

By Order of the Board of
Directors,

/S/ John R. Gaetz
John R Gaetz
Chairman of the Board of
Directors , Secretary
and Chief Financial Officer

May 13, 2005
Coquitlam, British Columbia

EXHIBIT A

ARTICLES OF AMENDMENT TO THE
ARTICLES OF INCORPORATION OF
ULTRAGUARD WATER SYSTEMS CORP.

Pursuant to Section 78.320 of the Nevada Revised Statutes, the undersigned persons, desiring to amend the Articles of Incorporation of ULTRAGUARD WATER SYSTEMS CORP., under the laws of the State of Nevada, do hereby sign, verify, and deliver to the Office of the Secretary of State of the State of Nevada this Amendment to the Articles of Incorporation for the above-named company (hereinafter referred to as the “Corporation”):

Pursuant to the provisions of Section 78.320, the amendments contained herein were duly approved and adopted by a majority of shareholders and by the board of directors of the Corporation.

FIRST: The Articles of Incorporation of the Corporation were first filed and approved by the Office of the Secretary of State of the State of Nevada on June 21, 1990.

SECOND: The following amendment to change the name of the Corporation to Creative Eateries Corporation was adopted by ____________ shares, or __ %, of the ___________ issued and outstanding shares of common stock entitled to approve such amendment.

THIRD: The following action to reverse split the Corporation’s issued and outstanding shares of common stock on a one for one hundred basis (1-100), was adopted by ____________ shares, or __ %, of the _____________ issued and outstanding shares of common stock entitled to approve such action.

FIFTH: The ARTICLE ONE of the Articles of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:

“ARTICLE ONE. (NAME). The name of the corporation is: CREATIVE EATERIES CORPORATION

SIXTH: At 5.00 p.m. Pacific Time, on the date of the filing of these Articles of Amendment to the Articles of Incorporation, all outstanding shares of common stock held by each holder of record on such date shall be automatically combined at the rate of one-for-one hundred (1:100) without any further action on the part of the holders thereof or this Corporation. No fractional shares will be issued. All fractional shares for one-half share or more shall be increased to the next higher whole number of shares and all fractional shares of less than one-half share shall be decreased to the next lower whole number of shares, respectively.

DATED this 13th of June, 2005.

______________________________
Ken Fielding, President and Director

ULTRAGUARD WATER SYSTEMS CORP.

Special Meeting of Stockholders —June 13 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS

P R O X Y	The undersigned shareholder of UltraGuard Water Systems Corp. does hereby nominate, constitute and appoint Ken Fielding or failing this person, John Gaetz, the true and lawful proxy, agent and attorney of the undersigned, with full power of substitution, to vote for the undersigned all of the common stock of said Corporation standing in the name of the undersigned at the close of business on May 23, 2005 at the Special Meeting of Stockholders to be held at the held at 10:00 a.m. on Monday June 13th, 2005 at the Best Western Coquitlam Inn 319 North Road, Coquitlam, Burnaby British Columbia V3K 3V8 in the Coquitlam Room or at any adjournment or postponement thereof, with all of the powers which would be possessed by the undersigned if personally present.

☒	Please mark votes as in this example.

IF NO CONTRARY INSTRUCTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

PROPOSAL ONE

Proposal to change the Corporation’s name	NOTE: Please print and sign name
from UltraGuard Water Systems Corp.	exactly as your name (or names) appears
to	hereon. When signing as attorney,
Creative Eateries Corporation.	executor, administrator, trustee or
guardian please give full title. If more
FOR AGAINST ABSTAIN	than one trustee, all should sign. All
☐ ☐ ☐	joint owners must sign.

PROPOSAL TWO	Signature
Proposal to effectuate a one-for-one hundred

(1:100) reverse stock split of	Print
the Corporation’s common stock.

FOR AGAINST ABSTAIN	Date
☐ ☐ ☐

Signature

Print

Date

PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY PROMPTLY TO THE ATTENTION OF THE CORPORATION IN THE ENCLOSED ENVELOPE.